Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to the Grant of Equity Awards

The Company does not have any formal policies regarding the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. We grant equity awards, including stock options and RSUs, to our employees and directors on an annual basis. The Company’s historical practice has been to make annual grants of equity awards, including options and RSUs, in the fourth quarter of each year, following the release of the Company’s financial results for its third fiscal quarter. As a result, these grants typically are made at a time when possession of material nonpublic information is less likely and after third quarter financial results have been released to the market. We also grant equity awards to individuals upon hire, certain promotions and for retention. New hire and promotion equity grants are granted based upon the date of the commencement of employment and effective date of the promotion, respectively. Retention grants are granted ad-hoc as the Company sees appropriate. As a result, in all cases, the timing of grants of equity awards occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	We grant equity awards, including stock options and RSUs, to our employees and directors on an annual basis. The Company’s historical practice has been to make annual grants of equity awards, including options and RSUs, in the fourth quarter of each year, following the release of the Company’s financial results for its third fiscal quarter.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false